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                                                                  Exhibit 23.4

                                                        [ARTHUR ANDERSEN LOGO]


              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement on Form S-4 and the related joint proxy statement/prospectus.


ARTHUR ANDERSEN LLP


September 10, 2001
Atlanta, Georgia